UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2020

NortonLifeLock Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 E. Rio Salado Parkway, Suite 1000, Tempe, AZ	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(650) 527-8000

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NLOK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

On May 14, 2020, NortonLifeLock Inc. (the “Company”) issued a press release announcing financial results for the fourth quarter and the fiscal year ended April 3, 2020. The Company also posted supplemental financial information to its website. A copy of the press release is furnished as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 2.02, including Exhibit 99.01 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02, including Exhibit 99.01 hereto, shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.
Announcement of the Date of the Annual Meeting of Stockholders
The Company has scheduled its next Annual Meeting of Stockholders (the “2020 Annual Meeting”) for September 8, 2020. The record date, time and location of the 2020 Annual Meeting will be as set forth in the proxy statement for the 2020 Annual Meeting. Because the expected date of the 2020 Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2019 Annual Meeting of Stockholders, pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders are advised of the following deadlines. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the  2020 Annual Meeting must be received by the Company no later than June 1, 2020 in order to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting. In addition, if a stockholder desires to make a proposal from the floor during the 2020 Annual Meeting, or if an eligible stockholder or group of stockholders wants to submit nominees for inclusion in the Company’s proxy materials for the 2020 Annual Meeting pursuant to the proxy access provisions of the Company’s Bylaws, the Bylaws provide that the stockholder or group of stockholders must provide timely written notice to the Company’s Corporate Secretary no later than the close of business on May 25, 2020.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.01	Press release dated May 14, 2020.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NortonLifeLock Inc.

Date: May 14, 2020	By:	/s/ Matthew Brown
Matthew Brown
Interim Chief Financial Officer

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